AMENDMENT NO. 3 TO AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT
               --------------------------------------------------


         This AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Agreement"), dated as of June 28, 2002, is by and among KOALA CORPORATION, a Colorado corporation, as borrower and debtor ("Borrower"), KEYBANK NATIONAL ASSOCIATION ("KeyBank"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender and in its capacity as agent acting in the manner described in the Credit Agreement ("U.S. Bank" or "Agent").

                                    RECITALS
                                    --------

         A. Borrower, U.S. Bank and KeyBank are parties to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated September 26, 2001, as amended on August 6, 2001, November 13, 2001 and March 31, 2002 (the "Credit Agreement").

         B. Borrower and the Lenders have agreed to enter into this Agreement to amend the Credit Agreement.

         C. The Lenders are willing to amend the Credit Agreement based on the covenants, terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

        1.     Definitions.

               (a) Any capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Credit Agreement.

               (b) The following definition of "TERM LOAN A" is hereby added to the Credit Agreement:

               "TERM LOAN A" means an amount equal to $14,500,000 of the Term Facility."

               (c) The following definition of "TERM LOAN B" is hereby added to the Credit Agreement:

               "TERM LOAN B" means an amount equal to $12,000,000 of the Term Facility."

        2. Restructuring of Term Note. Effective as of the date of this Agreement, the Term Loan in the original principal amount of $28,000,000 and with a current outstanding principal balance of $26,500,000, is to be restructured into two separate parts, Term Loan A which will be in the principal amount of $14,500,000 and Term Loan B, which will be in the principal amount of $12,000,000. Each of Term Loan A and Term Loan B will be evidenced by a promissory note in the form of Exhibit B-2 to the Credit Agreement.

        3. Repayment of Term Loan. Section 2.2(c) of the Credit Agreement is hereby deleted and replaced with the following:

               Repayment. Borrower promises to pay to Lenders the outstanding principal of the Term Loan A, and upon full payment of Term Loan A, Term Loan B as follows: (i) until the Term Loan Maturity Date,
               (A) for the year 2002, quarterly payments in the amount of $500,000, which payments shall be due and payable on the last Business Day of each quarter with the first such payment being due on June 30, 2002, (B) for the year 2003 and thereafter, quarterly payments in the amount of $1,000,000, which payments shall be due and payable on the last Business Day of each quarter with the first such payment being due on March 31, 2003, and (C) annual payments equal to 75% of Excess Cash Flow, which payments shall be due and payable on April 30 for the immediately preceding Fiscal Year beginning in Fiscal Year 2002, and (ii) in full upon the earlier to occur of (A) termination of this Agreement, (B) acceleration of the time for payment of the Indebtedness pursuant to this Agreement or (C) on the Term Loan Maturity Date. All payments of Excess Cash Flow shall be applied to repayment of the Term Loan in reverse order of maturity. Subject to the provisions of this Agreement, any amounts outstanding under the Term Loan A, and upon full payment of Term Loan A, Term Loan B may be voluntarily prepaid in the minimum amounts of $100,000 or such greater amount that is an integral of $10,000. Borrower shall notify Lender by 1:00 p.m. on any Business Day of any prepayment of any portion of any Term Loan. Borrower shall also be required to use all Net Proceeds to repay the outstanding principal and interest of Term Loan A and, and upon full payment of Term Loan A, Term Loan B, in reverse order of maturity, up to the total amount of such Net Proceeds.

        4. Additional Principal Payments. Any Principal Make-Up Payments, as defined in the Waiver and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement among KeyBank, U.S. Bank and Borrower, shall be applied first to Term Loan A and upon full payment of Term Loan A, to Term Loan B.

        5.      Miscellaneous.

               (a) Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Transaction Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent (including the cost of internal counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Transaction Documents. Borrower further agrees to pay on demand all costs and expenses of the Agent and the other Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of this Agreement or the Transaction Documents.

               (b) The Lenders and Borrower, as used herein, shall include the successors or assigns of those parties, except that Borrower shall not have the right to assign its rights hereunder or any interest herein.

               (c) No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by Borrower and the Required Lenders.

               (d) This Agreement may be executed in any number of counterparts, and by the Lenders and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement.

               (e) Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

               (f) The terms of this Agreement and the other Transaction Documents shall be cumulative except to the extent that they are specifically inconsistent with each other, in which case the terms of this Agreement shall prevail.

               (g) This Agreement, the Credit Agreement, and the other Transaction Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements between such parties with respect to such transactions, including, without limitation, those expressed in any commitment letter delivered by the Lenders to Borrower.

               (h) This Agreement, and the transactions evidenced hereby, shall be governed by, and construed under, the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the state.

               (i) Borrower and the Lenders agree that any action or proceeding to enforce, or arising out of, the Transaction Documents may be commenced in any state or federal court of competent jurisdiction in the State of Colorado, and Borrower and Lenders waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower or the Lenders, as appropriate, or as otherwise provided by the laws of the State or the United States.

               (j) Borrower and the Lenders hereby knowingly, voluntarily, and intentionally waive any right to trial by jury borrower or lenders may have in any action or proceeding, in law or in equity, in connection with the Transaction Documents or the transactions related thereto. Borrower represents and warrants that no representative or agent of the Lenders has represented, expressly or otherwise, that the Lenders will not, in the event of litigation, seek to enforce this right to jury trial waiver. Borrower acknowledges that the Lenders have been induced to enter into this Agreement by, among other things, the provisions of this paragraph.

               (k) Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew such debt, are not enforceable. To protect you (Borrower) and us (Lenders) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this Agreement and the Transaction Documents, which are the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                            BORROWER:

                            KOALA CORPORATION

                            By:/s/ Jim Zazenski
                               ---------------------------
                            Name:  Jim Zazenski
                            Title: Chief Operating Officer

                            Address:
                            11600 East 53rd Avenue, Unit D, Denver, CO 80239
                            Attn: Jim Zazenski, Chief Operating Officer
                            Phone: (303) 770-3934 Facsimile: (303) 574-9000

                            LENDERS:

                            U.S. BANK NATIONAL ASSOCIATION

                            By:/s/ Richard J. Mikos
                               -----------------------
                            Name:  Richard J. Mikos
                            Title: Vice President

                            Address:
                            601 Second Avenue South
                            Minneapolis, MN 55402-4302
                            Attention: Richard J. Mikos, Vice President
                            Phone: (612) 973-2134
                            Facsimile: (612) 973-2148



                            KEYBANK NATIONAL ASSOCIATION



                            By: /s/Jeanette Ganousis
                                ------------------------
                            Name:  Jeanette Ganousis
                            Title: Senior Vice President

                            Address:
                            1675 Broadway, Suite 500
                            Denver, CO 80202
                            Attn: Jeanette Ganousis
                            Phone:   (720) 904-4542
                            Fax:     (720) 904-4515

                                 PROMISSORY NOTE
                                 ---------------
                                  (Term Loan A)

$9,666,666.67                                                     June 28, 2002
                                                               Denver, Colorado

         FOR VALUE RECEIVED, the undersigned, KOALA CORPORATION, a Colorado corporation (hereinafter referred to as the "Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (herein, together with its successors and assigns who become holders of this Note, called the "Lender") at 601 Second Avenue South, Minneapolis, Minnesota 55402, or at such other place as may be designated in writing by Lender from time to time, the principal sum of NINE MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($9,666,666.67), in accordance with the terms of the Revolving Credit and Security Agreement dated as of September 26, 2001 among Borrower and Lenders (as amended from time to time, the "Revolving Credit Agreement"), together with interest on the unpaid principal balances outstanding at the rate specified in the Revolving Credit Agreement. Principal and interest due under this Note shall be payable at the time or times provided in the Revolving Credit Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

         If any Event of Default shall have occurred and be continuing, Borrower promises to pay the Default Rate, on the outstanding unpaid principal and interest balance hereof at the times and in the amount and manner provided for more particularly in the Revolving Credit Agreement. Interest on the amount of interest so unpaid shall be compounded monthly until paid in full. Principal, interest, fees, charges, expenses and other costs owing hereunder are payable in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower on the date that such payment or payments is or are due.

         This Note is secured by the Collateral listed in the Revolving Credit Agreement and other security instruments described in the Revolving Credit Agreement. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect any right Lender has to retain the Collateral or any other collateral for any other Indebtedness of Borrower to Lender.

         Upon the occurrence of any of the following events:

               1. Failure to pay when due any principal or interest on this Note or any costs, fees, reimbursable expenses or other amounts payable by Borrower under the Revolving Credit Agreement or under any of the other Transaction Documents; or

               2. The occurrence of any other Event of Default under the Revolving Credit Agreement, or under any of the other Transaction Documents, which is not cured within any applicable cure period contained in the Revolving Credit Agreement;

then Lender may, at Lender's option: (i) have all principal, interest, fees, charges, expenses and other costs outstanding or owing hereunder bear interest at the Default Rate for so long as said Event of Default shall continue; and
(ii) declare all sums outstanding or owing hereunder, including principal, interests fees, charges, expenses and other costs to be immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that the principal, interest, fees, expenses, charges and other costs owing on this Note shall be and become automatically due and payable if the Revolving Credit Agreement, or any of the other Transaction Documents, provide for the automatic acceleration of the payment of the principal, interest, fees, charges, expenses and other costs owing on this Note upon the occurrence of an Event of Default.

         Borrower may prepay this Note, in whole or in part, at any time; provided, however, that any prepayment will be subject to the terms of Article 2 of the Revolving Credit Agreement.

         No waiver of any breach, Event of Default, default or failure of condition under the terms of this Note, the Revolving Credit Agreement, or the other Transaction Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, default or failure of condition. A waiver of any term of this Note, the Revolving Credit Agreement or the other Transaction Documents must be made in writing and shall be limited to the express written terms of such waiver.

         All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefor.

         Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note.

         Time is of the essence with respect to every provision hereof.

         This Note is issued pursuant to the Revolving Credit Agreement and is subject to the terms and conditions specified therein. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Revolving Credit Agreement.

         This Note shall be construed and enforced in accordance with the laws of the State of Colorado, without regard to principles of conflicts of law, except to the extent that Federal laws preempt the laws of the State of Colorado.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.



KOALA CORPORATION


By: /s/  Jim Zazenski
    ---------------------
Name:    Jim Zazenski
Title:   Chief Operating Officer

                                 PROMISSORY NOTE
                                 ---------------
                                  (Term Loan A)

$4,833,333.33                                                     June 28, 2002
                                                               Denver, Colorado

         FOR VALUE RECEIVED, the undersigned, KOALA CORPORATION, a Colorado corporation (hereinafter referred to as the "Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (herein, together with its successors and assigns who become holders of this Note, called the "Lender") at 1675 Broadway, Suite 500 Denver, Colorado 80202, or at such other place as may be designated in writing by Lender from time to time, the principal sum of FOUR MILLION EIGHT HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY THREE AND 33/100 DOLLARS ($4,833,333.33), in accordance with the terms of the Revolving Credit and Security Agreement dated as of September 26, 2001 among Borrower and Lenders (as amended from time to time, the "Revolving Credit Agreement"), together with interest on the unpaid principal balances outstanding at the rate specified in the Revolving Credit Agreement. Principal and interest due under this Note shall be payable at the time or times provided in the Revolving Credit Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

         If any Event of Default shall have occurred and be continuing, Borrower promises to pay the Default Rate, on the outstanding unpaid principal and interest balance hereof at the times and in the amount and manner provided for more particularly in the Revolving Credit Agreement. Interest on the amount of interest so unpaid shall be compounded monthly until paid in full. Principal, interest, fees, charges, expenses and other costs owing hereunder are payable in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower on the date that such payment or payments is or are due.

         This Note is secured by the Collateral listed in the Revolving Credit Agreement and other security instruments described in the Revolving Credit Agreement. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect any right Lender has to retain the Collateral or any other collateral for any other Indebtedness of Borrower to Lender.

         Upon the occurrence of any of the following events:

               1. Failure to pay when due any principal or interest on this Note or any costs, fees, reimbursable expenses or other amounts payable by Borrower under the Revolving Credit Agreement or under any of the other Transaction Documents; or

               2. The occurrence of any other Event of Default under the Revolving Credit Agreement, or under any of the other Transaction Documents, which is not cured within any applicable cure period contained in the Revolving Credit Agreement;

then Lender may, at Lender's option: (i) have all principal, interest, fees, charges, expenses and other costs outstanding or owing hereunder bear interest at the Default Rate for so long as said Event of Default shall continue; and
(ii) declare all sums outstanding or owing hereunder, including principal, interests fees, charges, expenses and other costs to be immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that the principal, interest, fees, expenses, charges and other costs owing on this Note shall be and become automatically due and payable if the Revolving Credit Agreement, or any of the other Transaction Documents, provide for the automatic acceleration of the payment of the principal, interest, fees, charges, expenses and other costs owing on this Note upon the occurrence of an Event of Default.

         Borrower may prepay this Note, in whole or in part, at any time; provided, however, that any prepayment will be subject to the terms of Article 2 of the Revolving Credit Agreement.

         No waiver of any breach, Event of Default, default or failure of condition under the terms of this Note, the Revolving Credit Agreement, or the other Transaction Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, default or failure of condition. A waiver of any term of this Note, the Revolving Credit Agreement or the other Transaction Documents must be made in writing and shall be limited to the express written terms of such waiver.

         All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefor.

         Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note.

         Time is of the essence with respect to every provision hereof.

         This Note is issued pursuant to the Revolving Credit Agreement and is subject to the terms and conditions specified therein. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Revolving Credit Agreement.

         This Note shall be construed and enforced in accordance with the laws of the State of Colorado, without regard to principles of conflicts of law, except to the extent that Federal laws preempt the laws of the State of Colorado.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.



KOALA CORPORATION


By: /s/  Jim Zazenski
    ---------------------
Name:    Jim Zazenski
Title:   Chief Operating Officer

                                 PROMISSORY NOTE
                                 ---------------
                                  (Term Loan B)

$8,000,000.00                                                     June 28, 2002
                                                               Denver, Colorado

         FOR VALUE RECEIVED, the undersigned, KOALA CORPORATION, a Colorado corporation (hereinafter referred to as the "Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (herein, together with its successors and assigns who become holders of this Note, called the "Lender") at 601 Second Avenue South, Minneapolis, Minnesota 55402, or at such other place as may be designated in writing by Lender from time to time, the principal sum of EIGHT MILLION DOLLARS ($8,000,000.00), in accordance with the terms of the Revolving Credit and Security Agreement dated as of September 26, 2001 among Borrower and Lenders (as amended from time to time, the "Revolving Credit Agreement"), together with interest on the unpaid principal balances outstanding at the rate specified in the Revolving Credit Agreement. Principal and interest due under this Note shall be payable at the time or times provided in the Revolving Credit Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

         If any Event of Default shall have occurred and be continuing, Borrower promises to pay the Default Rate, on the outstanding unpaid principal and interest balance hereof at the times and in the amount and manner provided for more particularly in the Revolving Credit Agreement. Interest on the amount of interest so unpaid shall be compounded monthly until paid in full. Principal, interest, fees, charges, expenses and other costs owing hereunder are payable in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower on the date that such payment or payments is or are due.

         This Note is secured by the Collateral listed in the Revolving Credit Agreement and other security instruments described in the Revolving Credit Agreement. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect any right Lender has to retain the Collateral or any other collateral for any other Indebtedness of Borrower to Lender.

         Upon the occurrence of any of the following events:

               1. Failure to pay when due any principal or interest on this Note or any costs, fees, reimbursable expenses or other amounts payable by Borrower under the Revolving Credit Agreement or under any of the other Transaction Documents; or

               2. The occurrence of any other Event of Default under the Revolving Credit Agreement, or under any of the other Transaction Documents, which is not cured within any applicable cure period contained in the Revolving Credit Agreement;

then Lender may, at Lender's option: (i) have all principal, interest, fees, charges, expenses and other costs outstanding or owing hereunder bear interest at the Default Rate for so long as said Event of Default shall continue; and
(ii) declare all sums outstanding or owing hereunder, including principal, interests fees, charges, expenses and other costs to be immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that the principal, interest, fees, expenses, charges and other costs owing on this Note shall be and become automatically due and payable if the Revolving Credit Agreement, or any of the other Transaction Documents, provide for the automatic acceleration of the payment of the principal, interest, fees, charges, expenses and other costs owing on this Note upon the occurrence of an Event of Default.

         Borrower may prepay this Note, in whole or in part, at any time; provided, however, that any prepayment will be subject to the terms of Article 2 of the Revolving Credit Agreement.

         No waiver of any breach, Event of Default, default or failure of condition under the terms of this Note, the Revolving Credit Agreement, or the other Transaction Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, default or failure of condition. A waiver of any term of this Note, the Revolving Credit Agreement or the other Transaction Documents must be made in writing and shall be limited to the express written terms of such waiver.

         All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefor.

         Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note.

         Time is of the essence with respect to every provision hereof.

         This Note is issued pursuant to the Revolving Credit Agreement and is subject to the terms and conditions specified therein. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Revolving Credit Agreement.

         This Note shall be construed and enforced in accordance with the laws of the State of Colorado, without regard to principles of conflicts of law, except to the extent that Federal laws preempt the laws of the State of Colorado.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.

KOALA CORPORATION


By: /s/  Jim Zazenski
    ---------------------
Name:    Jim Zazenski
Title:   Chief Operating Officer

                                 PROMISSORY NOTE
                                 ---------------
                                  (Term Loan B)

$4,000,000.00                                                  June 28, 2002
                                                               Denver, Colorado

         FOR VALUE RECEIVED, the undersigned, KOALA CORPORATION, a Colorado corporation (hereinafter referred to as the "Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (herein, together with its successors and assigns who become holders of this Note, called the "Lender") at 1675 Broadway, Suite 500 Denver, Colorado 80202, or at such other place as may be designated in writing by Lender from time to time, the principal sum of FOUR MILLION DOLLARS ($4,000,000.00), in accordance with the terms of the Revolving Credit and Security Agreement dated as of September 26, 2001 among Borrower and Lenders (as amended from time to time, the "Revolving Credit Agreement"), together with interest on the unpaid principal balances outstanding at the rate specified in the Revolving Credit Agreement. Principal and interest due under this Note shall be payable at the time or times provided in the Revolving Credit Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

         If any Event of Default shall have occurred and be continuing, Borrower promises to pay the Default Rate, on the outstanding unpaid principal and interest balance hereof at the times and in the amount and manner provided for more particularly in the Revolving Credit Agreement. Interest on the amount of interest so unpaid shall be compounded monthly until paid in full. Principal, interest, fees, charges, expenses and other costs owing hereunder are payable in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower on the date that such payment or payments is or are due.

         This Note is secured by the Collateral listed in the Revolving Credit Agreement and other security instruments described in the Revolving Credit Agreement. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect any right Lender has to retain the Collateral or any other collateral for any other Indebtedness of Borrower to Lender.

         Upon the occurrence of any of the following events:

               1. Failure to pay when due any principal or interest on this Note or any costs, fees, reimbursable expenses or other amounts payable by Borrower under the Revolving Credit Agreement or under any of the other Transaction Documents; or

               2. The occurrence of any other Event of Default under the Revolving Credit Agreement, or under any of the other Transaction Documents, which is not cured within any applicable cure period contained in the Revolving Credit Agreement;

then Lender may, at Lender's option: (i) have all principal, interest, fees, charges, expenses and other costs outstanding or owing hereunder bear interest at the Default Rate for so long as said Event of Default shall continue; and
(ii) declare all sums outstanding or owing hereunder, including principal, interests fees, charges, expenses and other costs to be immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that the principal, interest, fees, expenses, charges and other costs owing on this Note shall be and become automatically due and payable if the Revolving Credit Agreement, or any of the other Transaction Documents, provide for the automatic acceleration of the payment of the principal, interest, fees, charges, expenses and other costs owing on this Note upon the occurrence of an Event of Default.

         Borrower may prepay this Note, in whole or in part, at any time; provided, however, that any prepayment will be subject to the terms of Article 2 of the Revolving Credit Agreement.

         No waiver of any breach, Event of Default, default or failure of condition under the terms of this Note, the Revolving Credit Agreement, or the other Transaction Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, default or failure of condition. A waiver of any term of this Note, the Revolving Credit Agreement or the other Transaction Documents must be made in writing and shall be limited to the express written terms of such waiver.

         All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefor.

         Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note.

         Time is of the essence with respect to every provision hereof.

         This Note is issued pursuant to the Revolving Credit Agreement and is subject to the terms and conditions specified therein. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Revolving Credit Agreement.

         This Note shall be construed and enforced in accordance with the laws of the State of Colorado, without regard to principles of conflicts of law, except to the extent that Federal laws preempt the laws of the State of Colorado.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.

KOALA CORPORATION


By: /s/  Jim Zazenski
    ---------------------
Name:    Jim Zazenski
Title:   Chief Operating Officer